Exhibit 13.2

Certification by the Principal Financial Officer pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Galapagos NV (the “Company”) on Form 20-F for the fiscal year ended December 31, 2022 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Bart Filius, President - Chief Financial Officer & Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2023

/s/ Bart Filius
Name:	Bart Filius
Title:	President, Chief Financial Officer & Chief Operating Officer
(Principal Financial Officer)